UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2016

NorthStar/RXR New York Metro Real Estate, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-200617 (Commission File Number)	46-5183321 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 23, 2016, the board of directors (the “Board”) of NorthStar/RXR New York Metro Real Estate, Inc. (“NorthStar/RXR”) approved the renewal of the advisory agreement (the “Advisory Agreement”) by and among NorthStar/RXR, NorthStar/RXR Operating Partnership, LP, NorthStar/RXR’s operating partnership, NSAM J-NS/RXR Ltd, NorthStar/RXR’s advisor (the “Advisor”) and NorthStar Asset Management Group Inc., NorthStar/RXR’s co-sponsor. The Advisory Agreement was renewed for an additional one-year term commencing on June 30, 2016 upon terms identical to those in effect through June 30, 2016. Pursuant to the Advisory Agreement, the Advisor will continue to perform day-to-day operational and administrative services for NorthStar/RXR, including asset management services, acquisition services and stockholder services. In addition, subject to the terms of the Advisory Agreement, RXR NTR Sub-Advisor LLC (the “Sub-Advisor”), an affiliate of NorthStar/RXR’s co-sponsor, RXR Realty LLC, will continue to provide certain services delegated to it by the Advisor, including certain investment, portfolio and property management services on the Company’s behalf, pursuant to the Sub-Advisory Agreement among the Company, the Advisor, the Sub-Advisor and the other parties named therein.  The Sub-Advisory Agreement automatically renews on an annual basis unless otherwise terminated in accordance with its terms.

The foregoing descriptions of the Advisory Agreement and the Sub-Advisory Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the Advisory Agreement and the Sub-Advisory Agreement filed as Exhibit 10.1 and Exhibit 10.6, respectively, to NorthStar/RXR’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 and March 31, 2015, filed with the Securities and Exchange Commission on August 13, 2015 and May 14, 2015, respectively, which agreements are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) NorthStar/RXR held its 2016 annual meeting of stockholders (the “Meeting”) on June 23, 2016. At the close of business on April 7, 2016, the record date for the Meeting, there were 242,003 shares of NorthStar/RXR’s common stock outstanding and entitled to vote, 181,502 of which were owned by an affiliate of NorthStar Realty Finance Corp. (“NorthStar Realty”) and 60,501 of which were owned by an affiliate of RXR Realty LLC (“RXR”), NorthStar/RXR’s co-sponsor.

(b) On June 23, 2016, NorthStar Realty and RXR delivered a unanimous written consent to NorthStar/RXR providing for the election of the following individuals to serve until the 2017 annual meeting of stockholders of NorthStar/RXR and until his or her successor is duly elected and qualified: Daniel R. Gilbert, Scott H. Rechler, Dianne Hurley, Lawrence J. Waldman and Winston W. Wilson. There were no votes against or withheld and there were no abstentions or broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar/RXR New York Metro Real Estate, Inc.

Date: June 29, 2016	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

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